Exhibit 99.1

Sow Good Inc. Announces Reverse Stock Spit

Irving, TX – April 17, 2026 — Sow Good Inc. (NASDAQ: SOWG), a freeze-dried food and candy manufacturer, announced today that its Board of Directors has approved a 15-to-1 reverse stock split (the “reverse stock split”), of its common stock, par value $0.001 (the “Common Stock”), effective at 5:00 pm Eastern Time on April 23, 2026 (the “Effective Time”). Beginning on April 24, 2026, at the commencement of trading, the Common Stock will trade on a split-adjusted basis. The reverse stock split was approved by written consent of the Company’s stockholders holding a majority of the voting power of the Company on February 12, 2026, and by the Board of Directors of the Company on April 10, 2026, and is being implemented for the purpose of regaining compliance with the minimum bid price requirement as set forth in Nasdaq Listing Rule 5550(a)(2).

The Common Stock will continue to trade under the existing ticker symbol “SOWG,” with the new CUSIP 84612H 304. As of the Effective Time, every fifteen (15) shares of the Company’s issued and outstanding Common Stock will be combined and reclassified into one share of Common Stock. The reverse stock split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments to round up to the nearest whole share.

No stockholder will hold fractional shares of Common Stock following the reverse stock split. Rather, any fractional shares of Common Stock that would have resulted from the reverse stock split will be rounded up to the nearest whole share.

Registered stockholders holding pre-reverse stock split shares of Common Stock electronically in book-entry form are not required to take any action to receive post-reverse stock split shares of Common Stock. Those stockholders who hold their shares of Common Stock in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the reverse stock split, subject to each broker’s particular processes, and will not be required to take any action in connection with the reverse stock split. As of the date of this press release the Company has 300,801,347 shares outstanding. Following the reverse stock split the Company will have 20,053,424 shares outstanding, subject to any rounding up for fractional shares.

About Sow Good Inc.

Sow Good Inc. (NASDAQ: SOWG) is a U.S.-based consumer packaged goods company that pioneered the freeze dried candy category. Since commencing commercial sales in the first quarter of 2023, Sow Good developed and scaled a proprietary freeze drying manufacturing operation dedicated to transforming traditional candy and snacks into novel, intensely flavorful treats it markets under the “hyper dried, hyper crunchy, hyper flavorful” brand positioning.

Forward-Looking Statements

This press release contains forward-looking statements. Statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding the offering, expected growth, and future capital expenditures, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements contained in this press release include, but are not limited to statements about: (a) our new management and Board of Directors’ ability to execute our business strategy, maintain effective internal controls, and manage our operations; (b) our ability to provide shareholder value through strategic alternatives, including potential partnerships, acquisitions and corporate transactions; (c) our ability to obtain the benefits of our recent private placement and strategic asset sale; (d) the continued market for freeze-dried candy; (e) our ability to compete successfully in the highly competitive industry in which we operate; (f) our ability to maintain and enhance our brand; (g) our ability to successfully implement our growth strategies related to launching new products and enter new markets; (h) the effectiveness and efficiency of our marketing programs; (i) our ability to manage current operations and to manage future growth effectively; (j) our future operating performance; (k) our ability to attract new customers or retain existing customers; (l) our ability to protect and maintain our intellectual property; (m) the government regulations to which we are subject; (n) our ability to maintain adequate liquidity to meet our financial obligations; (o) failure to obtain sufficient sales and distributions for our freeze dried product offerings; (p) the potential for supply chain disruption and delay; (q) the potential for transportation, labor, and raw material cost increases; (r) our expectations with our new retail wins; (s) our ability to realize the cost savings from our facility consolidations and operational efficiency measures; (t) the ability of the Company to meet Nasdaq’s continued listing standards and Nasdaq’s willingness to grant any extensions to regain compliance or delist the Company and (u) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025. All information provided in this release is as of the date hereof and we undertake no duty to update this information except as required by law.